Exhibit 99.1

CASE NAME: REMOTE DYNAMICS, INC.

CASE NUMBER: 04-31200 HDH-11

UNITED STATES BANKRUPTCY COURT
NORTHERN AND EASTERN DISTRICTS OF TEXAS
DALLAS DIVISION

QUARTER ENDING: DECEMBER 31, 2004

FOR POST CONFIRMATION REPORTING

QUARTERLY OPERATING REPORT AND QUARTERLY BANK RECONCILEMENT

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY BANK RECONCILEMENT AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Original Signature of Responsible Party: /s/ Robert Gray

Printed Name of Responsible Party: ROBERT GRAY

Title	CHIEF ACCOUNTING OFFICER

PREPARER:

Original Signature of Preparer: /s/ Neil Read

Printed Name of Preparer: NEIL READ

Title	DIRECTOR, REVENUE ASSURANCE AND TREASURY

     POST CONFIRMATION
     QUARTERLY OPERATING REPORT

CASE NAME: REMOTE DYNAMICS, INC.

CASE NUMBER: 04-31200 HDH-11

QUARTER ENDING: DECEMBER 31, 2004

1.	BEGINNING OF QUARTER CASH BALANCE:			$1,227,725
	CASH RECEIPTS:
	CASH RECEIPTS DURING CURRENT QUARTER:
	(a).	Cash receipts from business operations	+	$4,961,717
	(b).	Cash receipts from loan proceeds	+	$0
	(c).	Cash receipts from contributed capital	+	$4,651,000
	(d).	Cash receipts from tax refunds	+	$0
	(e).	Cash receipts from other sources	+	$0
2.		TOTAL CASH RECEIPTS	=	$9,612,717
	CASH DISBURSEMENTS:
	(A).	PAYMENTS MADE UNDER THE PLAN:
		(1). Administrative	+	$956,875
		(2). Secured Creditors	+	$0
		(3). Priority Creditors	+	$7,478
		(4). Unsecured Creditors	+	$1,073,160
		(5). Additional Plan Payments	+	$0
	(B).	OTHER PAYMENTS MADE THIS QUARTER
		(1). General Business	+	$5,616,862
		(2). Other Disbursements	+	$0
3.	TOTAL DISBURSEMENTS THIS QUARTER		=	$7,654,376
4.	CASH BALANCE END OF QUARTER
	Line 1 - Plus Line 2 - Minus Line 3 = Line 4		=	$3,186,066

     POST CONFIRMATION
     QUARTERLY BANK RECONCILEMENT

CASE NAME: REMOTE DYNAMICS, INC.

CASE NUMBER: 04-31200 HDH-11

The reorganized debtor must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposits, governmental obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets for each bank reconcilement if necessary.

QUARTER ENDING: DECEMBER 31, 2004
BANK RECONCILIATIONS

	Account #1	Account #2	Account #3	Account #4	Account #5
A. BANK:	PNC Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank
B. ACCOUNT NUMBER:	57-9009-3434	088-06397723	360-06310445	063-00066845	063-00066852

				REDI Controlled	Ltd Controlled
			Ltd Operating account	Disbursement account	Disbursement account
C. PURPOSE (TYPE):	Money Market	REDI Operating account	(Note 4)	(Note 1)	(Note 1)
1. BALANCE PER BANK STATEMENT	$37,729	$2,271,309	$0	$0	$0
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS				$(252,242)	$(1,775)
4. OTHER RECONCILING ITEMS		$(5,762)
5. MONTH END BALANCE PER BOOKS	$37,729	$2,265,548	$0	$(252,242)	$(1,775)
6. NUMBER OF LAST CHECK WRITTEN				149554	15410

BANK RECONCILIATIONS

	Account #6	Account #7	Account #8	Account #9	Account #10
A. BANK:	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	Bank of Scotland
B. ACCOUNT NUMBER:	360-06291496	360-06304976	360-06310452	360-06310924	0883-0558202

		REDI Payroll Account -		Ltd Payroll Account -
		Certificate of Deposit	Ltd Payroll checking	Certificate of Deposit	Corporate bank account
C. PURPOSE (TYPE):	REDI Payroll checking	(Note 5)	(Note 5)	(Note 6)	(Note 5)
1. BALANCE PER BANK STATEMENT	$74,943	$0	$0	$0	$0
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS	$(17,582)
4. OTHER RECONCILING ITEMS	$(947)
5. MONTH END BALANCE PER BOOKS	$56,413	$0	$0	$0	$0
6. NUMBER OF LAST CHECK WRITTEN	20031

BANK RECONCILIATIONS

	Account #11	Account #12	Account #13*	Account #14	Account #15
A. BANK:	Bank of Scotland	Merrill Lynch	Neligan, Tarpley,		JP Morgan Chase Bank
B. ACCOUNT NUMBER:	0883-0168868	20S 07208	Andres & Foley LLP	FTI Consulting Inc.	088-06399539

	Corporate bank account
C. PURPOSE (TYPE):	(Note 5)	Money market account	Escrow Account (Note 2)	Escrow Account (Note 3)	RDT Operating account
1. BALANCE PER BANK STATEMENT	$0	$4,956	$651,441	$0	$88,374
2. ADD: TOTAL DEPOSITS NOT CREDITED					$1,024
3. SUBTRACT: OUTSTANDING CHECKS
4. OTHER RECONCILING ITEMS					$(8,553)
5. MONTH END BALANCE PER BOOKS	$0	$4,956	$651,441	$0	$80,845
6. NUMBER OF LAST CHECK WRITTEN

BANK RECONCILIATIONS

	Account #16	Account #17	Account #18	Account #19
A. BANK:	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank	JP Morgan Chase Bank
B. ACCOUNT NUMBER:	063-00066852	088-06399521	360-06291504	088-06411573

	RDT Controlled
	Disbursement account
C. PURPOSE (TYPE):	(Note 1)	RDT Payroll Account	Flex Plan Account	Money Market Account
1. BALANCE PER BANK STATEMENT	$0	$35,203	$1,194	$331,371
2. ADD: TOTAL DEPOSITS NOT CREDITED
3. SUBTRACT: OUTSTANDING CHECKS	$(16,017)	$(15,063)
4. OTHER RECONCILING ITEMS		$532	$3,250
5. MONTH END BALANCE PER BOOKS	$(16,017)	$20,672	$4,445	$331,371
6. NUMBER OF LAST CHECK WRITTEN	16371	13070	10500

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7. NONE
8.
9.
10.
11. TOTAL INVESTMENTS

CASH

12. CURRENCY ON HAND				$2,679
13. TOTAL CASH — END OF MONTH				$3,186,066

NOTE 1:	THIS IS A CONTROLLED DISBURSEMENT ACCOUNT; THUS, THE NEGATIVE BALANCE REPRESENTS OUTSTANDING CHECKS WRITTEN WHICH HAVE NOT YET CLEARED THE BANK. ITEMS CLEARED THROUGH THE BANK ARE FUNDED BY THE OPERATING ACCOUNT ON A DAILY BASIS.
NOTE 2:	ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF REMOTE DYNAMICS, INC. BY NELIGAN, TARPLEY, ANDRES, & FOLEY LLP.
NOTE 3:	ESCROW ACCOUNT FOR PROFESSIONAL SERVICES RETAINER HELD ON BEHALF OF REMOTE DYNAMICS, INC. BY FTI CONSULTING INC. ACCOUNT CLOSED DECEMBER 2004
NOTE 4:	ACCOUNT CLOSED AUGUST 2004
NOTE 5:	ACCOUNT CLOSED SEPTEMBER 2004
NOTE 6:	ACCOUNT CLOSED JULY 2004